LORD ABBETT MUNICIPAL INCOME FUND, INC.

Short Duration Tax Free Fund

Intermediate Tax Free Fund

National Tax Free Fund

High Yield Municipal Bond Fund

Short Duration High Yield Municipal Bond Fund

California Tax Free Fund

New Jersey Tax Free Fund

New York Tax Free Fund

(together, the “Funds”)

Supplement dated September 29, 2021 to the

Prospectus dated February 1, 2021

On September 28, 2021, the Board of Directors for Lord Abbett Municipal Income Fund, Inc. (the “Board”) approved certain changes to Class A sales charges for the Funds. These changes are expected to take effect December 1, 2021 (the “Effective Date”). References throughout each Fund’s Prospectus are amended to reflect the changes as follows:

•	There will be no front-end sales charge applied for purchases of $250,000 or more of Class A shares.
•	The Class A Front-End Sales Charge Schedule is revised as set forth in the following table:
Front-End Sales Charge — Class A Shares
Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price
Less than $100,000	2.25%	2.30%	.9775	2.00%
$100,000 to $249,999	1.75%	1.78%	.9825	1.50%
$250,000 to $499,999	No Sales Charge	No Sales Charge	1.0000	1.00%
$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†
† See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

•	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the 18-month anniversary of the purchase.
•	The Class A Shares comparison table is revised as set forth below:
Class A Shares
Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)
Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $250,000 or more
CDSC	1.00% on redemptions made within eighteen months following purchases of $250,000 or more; waived under certain circumstances
Distribution and Service (12b-1) Fee(2)	0.20% of the Fund’s average daily net assets, comprised of: Service Fee: 0.15% Distribution Fee: 0.05%
Automatic Conversion	None
Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)	The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.50%; for Class P shares, 0.75%; and for Class C and F shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3 or I shares.
(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.

•	The Class A Dealer Concession Schedule is revised as set forth in the following table:
Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge
The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments*	Front-End Sales Charge**	Dealer’s Concession
$250,000 to $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

*   Assets initially purchased into Class A shares of Lord Abbett Ultra Short Bond Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating the amount of any Dealer’s Concession.

** Class A shares purchased without a sales charge will be subject to a 1.00% CDSC if they are redeemed before the first day of the month in which the 18-month anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

As disclosed in the Prospectus under “Sales Charges,” if you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies).

Please retain this document for your future reference.

2